Exhibit 24.1

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Donald A. Wright and Nick A. Gerde, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the issuance and/or sale of shares of Common Stock of Pacific Aerospace & Electronics, Inc., and any and all amendments thereto (including any pre-effective or post-effective amendments) or any additional registration statements relating to the same offering filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   April 14, 1997

                                        /s/ Donald B. Cotton
                                        ---------------------------------------
                                        Donald B. Cotton

                                                                  Exhibit 24.1

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Donald A. Wright and Nick A. Gerde, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the issuance and/or sale of shares of Common Stock of Pacific Aerospace & Electronics, Inc., and any and all amendments thereto (including any pre-effective or post-effective amendments) or any additional registration statements relating to the same offering filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:   April 14, 1997

                                        /s/ Allen W. Dahl
                                        ---------------------------------------
                                        Allen W. Dahl, M.D.

                                                                   Exhibit 24.1

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Donald A. Wright and Nick A. Gerde, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the issuance and/or sale of shares of Common Stock of Pacific Aerospace & Electronics, Inc., and any and all amendments thereto (including any pre-effective or post-effective amendments) or any additional registration statements relating to the same offering filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:   April 14, 1997

                                        /s/ Herman L. "Jack" Jones
                                        ---------------------------------------
                                        Herman L. "Jack" Jones

                                                                   Exhibit 24.1

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Donald A. Wright and Nick A. Gerde, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the issuance and/or sale of shares of Common Stock of Pacific Aerospace & Electronics, Inc., and any and all amendments thereto (including any pre-effective or post-effective amendments) or any additional registration statements relating to the same offering filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:   April 14, 1997

                                        /s/ Paul Schmidhauser
                                        ---------------------------------------
                                        Paul Schmidhauser

                                                                  Exhibit 24.1

                                POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Donald A. Wright and Nick A. Gerde, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the issuance and/or sale of shares of Common Stock of Pacific Aerospace & Electronics, Inc., and any and all amendments thereto (including any pre-effective or post-effective amendments) or any additional registration statements relating to the same offering filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof

Dated:   April 14, 1997

                                        /s/ Gregory Smith
                                        ---------------------------------------
                                        Gregory Smith

                                                                  Exhibit 24.1

                                POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Donald A. Wright and Nick A. Gerde, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the issuance and/or sale of shares of Common Stock of Pacific Aerospace & Electronics, Inc., and any and all amendments thereto (including any pre-effective or post-effective amendments) or any additional registration statements relating to the same offering filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:   April 14, 1997

                                        /s/ Robert L. Smith
                                        ---------------------------------------
                                        Robert L. Smith

                                                                  Exhibit 24.1

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Donald A. Wright and Nick A. Gerde, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the issuance and/or sale of shares of Common Stock of Pacific Aerospace & Electronics, Inc., and any and all amendments thereto (including any pre-effective or post-effective amendments) or any additional registration statements relating to the same offering filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:   April 14, 1997

                                        /s/ Roger P. Vallo
                                        ---------------------------------------
                                        Roger P. Vallo